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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ___________________________

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                  July 23, 2002
                                  -------------

                         The Southern Banc Company, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       1-13964                                            63-1146351
---------------------                          ---------------------------------
(Commission File No.)                          (IRS Employer Identification No.)

   221 S. 6th Street, Gadsen, Alabama                                 35901-4102
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(Address of principal executive offices)                              (Zip Code)

                                 (256) 543-3860
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               (Registrant's telephone number including area code)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective July 23, 2002, The Southern Banc Company, Inc. (the "Company") dismissed its independent accountants, Arthur Andersen LLP ("Andersen"), and appointed KPMG LLP ("KPMG") as its new independent accountants. This determination followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ended June 30, 2002. The decision to dismiss Andersen and to retain KPMG was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Andersen's report on the Company's 2001 financial statements was issued in August 2001, in conjunction with the filing of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

        During the Company's two most recent fiscal years ended June 30, 2001, and the subsequent interim period through July 23, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

        The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Company's two most recent fiscal years ended June 30, 2001, and the subsequent interim period through July 23, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a) (2)(i) and (ii) of Regulation S-B.

        The Company requested Andersen to furnish a letter addressed to the Board of Directors of the Company stating whether Andersen agrees with the above statements. The Company has been informed that Andersen is no longer providing such letters.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 24, 2002                   THE SOUTHERN BANC COMPANY, INC.



                                       By:  /s/ Gates Little
                                            ------------------------------------
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer